UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 11, 2005

                          NATIONAL R.V. HOLDINGS, INC.
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                        (Exact name of registrant as specified in its charter)

           Delaware                    001-12085                  33-0371079
-------------------------------- ---------------------------   ----------------
 (State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
     of incorporation)                                      Identification No.)

                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (951) 943-6007

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events

On October 11, 2005, National R.V. Holdings, Inc., a Delaware corporation ("National R.V."), announced that it has completed its annual audit for its 2004 fiscal year and has filed its Annual Report on Form 10-K for 2004 with the Securities and Exchange Commission. The Form 10-K filing reflects an unqualified opinion on the Company's consolidated financial statements from its independent registered public accountants and does not contain a going concern paragraph. The Company also filed its amended Form 10-Q for the third quarter of 2004.

A copy of National R.V.'s press release making such  announcement is attached as
Exhibit 99.1 hereto and incorporated by reference herein. The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about National R.V.'s business contained in the press release are "forward-looking" rather than "historic."

Item 9.01(c).  Financial Statements and Exhibits

99.1       Press Release of National R.V. Holdings, Inc. dated October 11, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        NATIONAL R.V. HOLDINGS, INC.



                                        By:   /s/ THOMAS J. MARTINI
                                              Thomas J. Martini
                                              Chief Financial Officer



Date:  October 11, 2005

54985





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